                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Names:                        DST USA Limited
                              DST Holdings Limited
                              United Venture Limited
                              Orland Properties Limited

Address:                      c/o Tulloch & Co.
                              4 Hill Street
                              London W1J 5NE
                              United Kingdom

Designated Filer:             DST USA Limited

Issuer & Ticker Symbol:       Facebook, Inc. (FB)

Date of Event Requiring
Statement:                    5/22/12

Signature:                    /s/ Alastair Tulloch
                              --------------------
                              Secretary

Name:                         The Yury Milner Trust

Address:                      c/o Tulloch & Co.
                              4 Hill Street
                              London W1J 5NE
                              United Kingdom

Designated Filer:             DST USA Limited

Issuer & Ticker Symbol:       Facebook, Inc. (FB)

Date of Event Requiring
Statement:                    5/22/12

Signature:                    /s/ Alastair Tulloch
                              --------------------
                              Trustee